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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
American Bancorporation:



We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the proxy statement.





                                                  /s/ KPMG LLP


Pittsburgh, Pennsylvania
January 11, 2002